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                             EXHIBIT (10)H.(iv)














































































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                                                        Exhibit (10)H.(iv)



                               Amendment No. 3
                                      to
                    Agreement dated April 2, 1981 between
                             UNITED JERSEY BANKS
                                     and
                               T. JOSEPH SEMROD




        The introductory subparagraph of Paragraph 6 is restated in full to read as follows:


                "6.     Pension.  At any Normal or Early Retirement
            Date, as defined in the UJB Retirement Plan (the Plan) or at any later retirement date provided for in such plan, at the time of such retirement, and not earlier, whether or not Semrod is then employed by UJB:"


        IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 this 20th day of August, 1986.


                                        UNITED JERSEY BANKS


                                        By: /s/ JOHN R. HAGGERTY
                                            --------------------------------
                                            John R. Haggerty,
                                            Executive Vice President


                                            /s/ T. JOSEPH SEMROD
                                            --------------------------------
                                            T. Joseph Semrod